                                                                  EXECUTION COPY

                                 FIRST AMENDMENT

                                       TO

                           RECAPITALIZATION AGREEMENT

                                  by and among

                         DANIELSON HOLDING CORPORATION,
                             a Delaware corporation,

                              ACLH ACQUISITION LLC,
                      a Delaware limited liability company,

                     AMERICAN COMMERCIAL LINES HOLDINGS LLC,
                      a Delaware limited liability company,

                         AMERICAN COMMERCIAL LINES LLC,
                      a Delaware limited liability company,

               each of the Preferred Unitholders signatory hereto,

              each of the Management Unitholders signatory hereto,

                                       and

           each of the Consenting Common Unitholders signatory hereto.

                                   Dated as of
                                  May 29, 2002
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         This FIRST AMENDMENT TO RECAPITALIZATION AGREEMENT (this "Amendment"), is dated as of May 29, 2002, by and among (i) DANIELSON HOLDING CORPORATION, a Delaware corporation ("DHC"), (ii) ACLH ACQUISITION LLC, a Delaware limited liability company and an indirect Subsidiary of DHC ("MergerSub"), (iii) AMERICAN COMMERCIAL LINES HOLDINGS LLC, a Delaware limited liability company ("ACL Holdings"), (iv) AMERICAN COMMERCIAL LINES LLC, a Delaware limited liability company and a wholly owned Subsidiary of ACL Holdings ("ACL"), (v) each of the persons holding Preferred Units and Common Units (other than the Management Unitholders) that are listed on the Preferred Unitholder signature page attached hereto (the "Preferred Unitholders"), (vi) each of the members of management of ACL Holdings and/or ACL holding Preferred Units and Common Units (the "Management Unitholders") that are listed on the Management Unitholder signature page attached hereto, and (vii) each of the persons holding Common Units that are listed on the Consenting Common Unitholder signature page attached hereto (the "Consenting Common Unitholders"). DHC, MergerSub, ACL Holdings, ACL, the Preferred Unitholders, the Management Unitholders, and the Consenting Common Unitholders are collectively referred to herein as the "Parties."

         WHEREAS, DHC, ACL Holdings, ACL, the Preferred Unitholders, and the Management Unitholders (collectively, the "Original Agreement Parties") entered into a Recapitalization Agreement, dated as of March 15, 2002 (the "Original Agreement");

         WHEREAS, pursuant to Section 2.5 of the Original Agreement, the Original Agreement Parties agreed to effect the DHC Transactions and the Common Unit Surrender pursuant to a merger of MergerSub with and into ACL Holdings, with ACL Holdings as the surviving entity of such merger;

         WHEREAS, in accordance with Section 13.9 of the Original Agreement, the Original Agreement Parties have agreed to amend the Original Agreement in the manner set forth in this Amendment and to add MergerSub and the Consenting Common Unitholders as parties thereto; and

         WHEREAS, capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Original Agreement.

         NOW, THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Parties hereby agree as follows:

                                   ARTICLE I
                        AMENDMENTS TO ORIGINAL AGREEMENT

         SECTION 1.1. EXHIBITS AND SCHEDULES.

         (a) Exhibits.

             (i) The list of Exhibits contained in the Original Agreement is hereby amended to (i) delete "Exhibit D -- Management Employment Terms" from such list and (ii) add the following Exhibits at the end of such list: "Exhibit J -- Surviving Entity LLC Agreement" and "Exhibit K -- Certificate of Merger."
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             (ii) The title of Exhibit F to the Original Agreement is hereby amended and restated as "Exhibit E".

             (iii) Exhibit J and Exhibit K to the Original Agreement shall be in the forms attached to this Amendment as Exhibit A and Exhibit B, respectively.

         (b) Schedules.

             (i) The list of Schedules contained in the Original Agreement is hereby amended (i) to delete the following Schedules: "Schedule 4.3 -- Litigation; Orders" and "Schedule 8.9 -- Management Agreements," and (ii) to add the following Schedules in the appropriate numerical order: "Schedule 4.10 -- Financial Statements"; "Schedule 4.11 -- Undisclosed Liabilities"; "Schedule 6.2 -- Conduct of Business"; "Schedule 6.6(b) -- Restricted DHC Common Stock"; and "Schedule 6.16(c) -- Waivers."

             (ii) Schedule 2.1(b)(i) to the Original Agreement is hereby amended and restated in its entirety and attached to this Amendment as Exhibit C.

             (iii) Schedule 6.6(b) to the Original Agreement shall be in the form attached to this Amendment as Exhibit D.

         SECTION 1.2. PREAMBLE. The preamble to the Original Agreement is hereby amended and restated in its entirety as follows:

                  "This RECAPITALIZATION AGREEMENT (as amended, this "Agreement"), is dated as of March 15, 2002, by and among (i) DANIELSON HOLDING CORPORATION, a Delaware corporation ("DHC"), (ii) ACLH ACQUISITION LLC, a Delaware limited liability company and an indirect Subsidiary of DHC ("MergerSub"), (iii) AMERICAN COMMERCIAL LINES HOLDINGS LLC, a Delaware limited liability company ("ACL Holdings"),
         (iv) AMERICAN COMMERCIAL LINES LLC, a Delaware limited liability company and a wholly owned Subsidiary of ACL Holdings ("ACL"), (v) each of the persons holding Preferred Units and Common Units (other than the Management Unitholders) that are listed on the Preferred Unitholder signature page attached hereto (the "Preferred Unitholders"), (vi) each of the members of management of ACL Holdings and/or ACL holding Preferred Units and Common Units (the "Management Unitholders") that are listed on the Management Unitholder signature page attached hereto, and (vii) each of the persons holding Common Units that are listed on the Common Unitholder signature page attached hereto (the "Consenting Common Unitholders"). DHC, MergerSub, ACL Holdings, ACL, the Preferred Unitholders, the Management Unitholders, and the Consenting Common Unitholders are collectively referred to herein as the "Parties." Capitalized terms used and not otherwise defined herein are defined in
         Article I below."

         SECTION 1.3. RECITALS. The second, third, fourth, and fifth recitals of the Original Agreement are hereby amended and restated in their entirety as follows:

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                  "WHEREAS, immediately prior to the Merger, the Management
         Unitholders will abandon to ACL Holdings all Preferred Units held by them for no consideration (the "Management Unitholder Abandonment");

                  WHEREAS, DHC will, or will cause one or more of its Subsidiaries to: (a) pursuant to the Merger, (i) exchange cash in an aggregate amount of $7.0 million for the cancellation of all Preferred Units held by the Preferred Unitholders and (ii) deliver the Mutual Release to the Preferred Unitholders in exchange for the cancellation of their Common Units (the "Preferred Common Unit Exchange") ((i) and
         (ii) collectively, the "DHC Preferred Exchange"); and (b) concurrent with the Merger, contribute to the Surviving Entity in exchange for newly issued DHC Common Units (i) $25.0 million in cash (the "Cash Contribution") and (ii) the DHC Senior Notes (collectively, the "DHC Contribution" and, together with the Cash Contribution and the DHC Preferred Exchange, the "DHC Transactions");

                  WHEREAS, (a) DHC will, or will cause one of its Subsidiaries to, pursuant to Merger, (i) deliver the Mutual Release to (A) the Management Unitholders and (B) the Consenting Common Unitholders that execute the Mutual Release in exchange for the cancellation of their Common Units, and (b) pursuant to the Merger, all Common Units held by Common Unitholders (other than the Consenting Common Unitholders that execute the Mutual Release) will be canceled (collectively with the Preferred Common Unit Exchange, the "Common Unit Surrender");

                  WHEREAS, the Management Unitholder Abandonment, the Merger, the DHC Transactions, and the Common Unit Surrender are collectively referred to herein as the "Recapitalization";"

         SECTION 1.4. DEFINITIONS.

         (a) Article I of the Original Agreement is hereby amended to add the following defined terms thereto in the appropriate alphabetical order:

                  "Certificate of Merger" has the meaning set forth in Section 2.5(b).

                  "Consenting Common Unitholders" has the meaning set forth in the preamble hereto.

                  "Effective Time" has the meaning set forth in Section 2.5(b).

                  "Management Unitholder Abandonment" has the meaning set forth in the recitals hereto.

                  "MergerSub" has the meaning set forth in the preamble hereto.

                  "Preferred Common Unit Exchange" has the meaning set forth in the recitals hereto.

                  "Surviving Entity" has the meaning set forth in Section
         2.5(a).

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                  "Surviving Entity LLC Agreement" has the meaning set forth in
         Section 2.5(e).

         (b) Article I of the Original Agreement is hereby amended to amend and restate the defined terms "DHC Common Units," "Existing LLC Agreement" and "Merger" as follows:

                  "DHC Common Units" means common units of the Surviving Entity to be issued to DHC pursuant to the Surviving Entity LLC Agreement.

                  "Existing LLC Agreement" means the Amended and Restated Limited Liability Company Agreement of ACL Holdings, dated as of April 27, 1999, by and among ACL Holdings and its members (as amended, restated or modified prior to the Closing Date).

                  "Merger" has the meaning set forth in Section 2.5(a).

         (c) Article I of the Original Agreement is hereby amended to delete the defined terms "DHC Common Exchange" and "Management Unitholder Exchange".

         SECTION 1.5. RECAPITALIZATION; CLOSING.

         (a) The introduction to Section 2.1 of the Original Agreement is hereby amended and restated in its entirety as follows: "On the Closing Date and subject to the terms and conditions of this Agreement:".

         (b) Section 2.1(a) of the Original Agreement is hereby amended to insert the phrase "Concurrently with the Merger," before the phrase "DHC shall make,".

         (c) Section 2.1(b)(i) of the Original Agreement is hereby amended and restated in its entirety as follows:

                  "Pursuant to the Merger, the Preferred Unitholders shall deliver to DHC all Preferred Units and Common Units held by such Preferred Unitholders and listed opposite the line item entitled "Preferred Unitholders" on Schedule 2.1 for the consideration described in Section 2.1(c)(i) and such Units shall thereupon be deemed cancelled."

         (d) Section 2.1(b)(ii) of the Original Agreement is hereby amended and restated in its entirety as follows:

                  "Immediately prior to the Merger, each Management Unitholder shall abandon to ACL Holdings all Preferred Units held by such Management Unitholder and listed opposite such Management Unitholder's name on Schedule 2.1 in exchange for no consideration and such Preferred Units shall be deemed cancelled and extinguished. Pursuant to the Merger, each (x) Management Unitholder and (y) Consenting Common Unitholder that executes the Mutual Release shall deliver to DHC all Common Units held by such person and listed opposite such person's name on Schedule 2.1 for the consideration described in Section 2.1(c)(ii)(A)."

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         (e) Section 2.1(c)(i) of the Original Agreement is hereby amended and restated in its entirety as follows:

                  "Pursuant to the Merger, DHC will, or will cause one or more of its Subsidiaries to, deliver to the Preferred Unitholders, in consideration for the Preferred Unitholders' (A) Preferred Units, cash in the aggregate amount of $7.0 million ($3.5 million to be delivered, by wire transfer of immediately available funds, to an account designated by Brown in writing, $3,048,874.82 to be delivered, by wire transfer of immediately available funds, to an account or accounts designated by 399 Ventures in writing, and $451,125.18 to be delivered by one or more checks drawn and payable against immediately available deposited funds and made payable to such persons and in such amounts as directed, in each case, by 399 Ventures in writing (such checks to be delivered to Kirkland & Ellis, counsel to 399 Ventures, no later than 5:00 p.m. on May 31, 2002)) and (B) Common Units, the Mutual Release."

         (f) Section 2.1(c)(ii) of the Original Agreement is hereby amended and restated in its entirety as follows:

                  "Pursuant to the Merger, (A) DHC will, or will cause one or more of its Subsidiaries to, (i) deliver to each Management Unitholder, in consideration for such Management Unitholder's Common Units, the Mutual Release, and (ii) deliver to each Consenting Common Unitholder that executes the Mutual Release, in consideration for such Consenting Common Unitholder's Common Units, the Mutual Release, and (B) all Common Units held by the Common Unitholders (other than the Consenting Common Unitholders that execute the Mutual Release) will be canceled and extinguished."

         (g) Section 2.2(a) of the Original Agreement is hereby amended and restated in its entirety as follows:

                  "Deliveries of DHC and MergerSub. In addition to the other things required to be done hereunder, at the Closing, DHC and MergerSub shall deliver or cause to be delivered the following: (i) to ACL Holdings and ACL, (A) a copy of the resolutions of the Board of Directors of DHC and the Board of Representatives of MergerSub authorizing, in each case, the execution, delivery and performance of this Agreement and the other Restructuring Documents to which such person shall be a party by such person, together with a certificate of the secretary or assistant secretary of such person, dated as of the Closing Date, that such resolutions were duly adopted and are in full force and effect, (B) evidence or copies of any consents, approvals, orders, qualifications or waivers required pursuant to Sections 9.2,
         10.2 or 11.2, (C) an opinion of counsel to each of DHC and MergerSub reasonably satisfactory to ACL Holdings, ACL and their counsel and dated as of the Closing Date, and (D) such other instruments as may be reasonably requested by ACL Holdings and ACL and as may be necessary or appropriate to confirm or carry out the provisions of this Agreement;
         (ii) to each Management Unitholder, certificates representing shares of Restricted DHC Common Stock to be delivered pursuant to Section 6.6(b), free and clear of all Encumbrances and duly registered in the name of such person; and (iii) to Brown and 399 Ventures, the amount of cash specified in Section 2.1(c)(i)."

      (h) Section 2.5 of the Original Agreement is hereby amended and restated in its entirety as follows:

                  "Merger; Conversion of Interests; Consideration.

      (a) The Merger. In accordance with the provisions of this Agreement and the Act, at the Effective Time, MergerSub shall be merged with and into ACL Holdings (the "Merger"), the separate existence of MergerSub shall cease, and ACL Holdings shall survive the Merger (hereinafter sometimes called the "Surviving Entity"). The name of the Surviving Entity shall be "American Commercial Lines Holdings LLC." The Parties agree that this Agreement shall serve as the agreement of merger required pursuant to Section 18-209(b) of the Act.

      (b) Effective Time. The Merger shall become effective at the time the Parties cause a certificate of merger of MergerSub into ACL Holdings to be filed with the Secretary of State of the State of Delaware in accordance with the relevant provisions of the Act (the "Certificate of Merger"). The Certificate of Merger shall be filed on the Closing Date immediately following the Management Unitholder Abandonment and shall be in the form of Exhibit K attached hereto. The date and time when the Merger shall become effective is referred to herein as the "Effective Time."

      (c) Effects of the Merger. The Merger shall have the effects set forth in
Section 18-209 of the Act. Without limiting the generality of the foregoing, from and after the Effective Time, all the rights, privileges, immunities, powers and purposes of ACL Holdings and MergerSub shall vest in the Surviving Entity, and all liabilities, obligations, and duties of ACL Holdings and MergerSub shall be and become the liabilities, obligations, and duties of the Surviving Entity.

      (d) Representatives and Officers of the Surviving Entity.

                        (i) The representatives of MergerSub immediately prior
            to the Effective Time shall be the representatives of the Surviving Entity from and after the Effective Time until their successors have been duly appointed and qualified, or until their earlier death, resignation or removal in accordance with the terms and conditions of the Surviving Entity LLC Agreement.

                        (ii) The officers of ACL Holdings immediately prior to
            the Effective Time shall be the officers of the Surviving Entity from and after the Effective Time until their successors have been duly appointed and qualified, or until their earlier death, resignation or removal in accordance with the terms and conditions of the Surviving Entity LLC Agreement.

      (e) Certificate of Formation; Surviving Entity LLC Agreement.

                        (i) At the Effective Time, the Certificate of Formation
            of ACL Holdings shall be the Certificate of Formation of the Surviving Entity until thereafter changed or amended as provided therein or by applicable law.

                        (ii) At the Effective Time, the limited liability
            company agreement of the Surviving Entity shall be in the form attached hereto as Exhibit J (the "Surviving Entity LLC Agreement") until thereafter amended, restated or modified as provided therein or by applicable law.

      (f) Conversion of Interests.

                        (i) ACL Holdings. At the Effective Time, by virtue of
            the Merger and without any action on the part of ACL Holdings or
            MergerSub: (A) the Preferred Units held by Brown and issued and outstanding immediately prior to the Effective Time shall be canceled and extinguished and automatically converted into the right to receive an amount in cash equal to $3,500,000 (which amount of cash shall be delivered to Brown pursuant to Section 2.1(c)(i)); (B) the Preferred Units held by 399 Ventures and its Affiliates and issued and outstanding immediately prior to the Effective Time shall be canceled and extinguished and automatically converted into the right to receive an amount in cash equal to $3,500,000 (which amount of cash shall be delivered to 399 Ventures and such other persons designated by 399 Ventures, in each case, pursuant to Section 2.1(c)(i)); (C) the Preferred Units held by the Preferred Unitholders (other than Brown and 399 Ventures and its Affiliates), and issued and outstanding immediately prior to the Effective Time, shall be canceled and extinguished; (D) the Common Units held by the Preferred Unitholders, and issued and outstanding immediately prior to the Effective Time, shall be canceled and extinguished and automatically converted into the right to receive the Mutual Release; (E) the Common Units held by the Management Unitholders, and issued and outstanding immediately prior to the Effective Time, shall be canceled and extinguished and automatically converted into the right to receive the Mutual Release; (F) the Common Units held by the Consenting Common Unitholders who execute the Mutual Release, and issued and outstanding immediately prior to the Effective Time, shall be canceled and extinguished and automatically converted into the right to receive the Mutual Release; and (G) the Common Units held by the Common Unitholders (other than the Consenting Common Unitholders who execute the Mutual Release) who do not execute the Mutual Release, and issued and outstanding immediately prior to the Effective Time, shall be canceled and extinguished. Pursuant to
            Section 18-210 of the Act, no contractual appraisal rights shall be available to any holders of Units in connection with the Merger.

                        (ii) MergerSub. At the Effective Time, by virtue of the
            Merger and without any action on the part of ACL Holdings or MergerSub, the entire limited liability company interest (as defined in Section 18 - 101(8) of the Act) in MergerSub shall, by virtue of the Merger and without any action on the part of the holder thereof, be automatically converted into the entire issued and outstanding limited liability company interest in the Surviving Entity."

      SECTION 1.6. REPRESENTATIONS AND WARRANTIES OF ACL HOLDINGS AND ACL.

      (a) The introduction to Article III of the Original Agreement is hereby amended and restated in its entirety as follows: "ACL Holdings and ACL hereby represent and warrant to DHC and MergerSub as follows, except as set forth in the ACL SEC Documents:".

      (b) The last sentence of Section 3.1(b) of the Original Agreement is hereby amended to delete the phrase "by the other Parties" and replace such phrase with the phrase "by the other parties hereto and thereto."

      (c) Section 3.1(c) of the Original Agreement is hereby amended to delete the phrase "Schedule 3.1(c)" and replace such phrase with the phrase "Schedule 3.1."

      (d) Section 3.8(b) of the Original Agreement is hereby amended to insert the phrase "the Certificate of Merger and" immediately following the phrase "in connection with the Restructuring, except for."

      SECTION 1.7. REPRESENTATIONS AND WARRANTIES OF DHC.

      (a) The introduction to Article IV of the Original Agreement is hereby amended and restated in its entirety as follows: "DHC and MergerSub hereby represent and warrant to ACL Holdings, ACL, the Preferred Unitholders, and Management Unitholders as follows, except as set forth in the DHC SEC Documents:".

      (b) Section 4.1(a) of the Original Agreement is hereby amended to add the following sentence at the end thereof: "MergerSub is an indirect wholly owned Subsidiary of DHC."

      (c) Section 4.1(b) of the Original Agreement is hereby amended and restated in its entirety as follows:

                  "Each of DHC and MergerSub has full power to consummate the
            Restructuring and to execute and deliver this Agreement and the other Restructuring Documents to which such person is or will be party and to perform its obligations hereunder and under the other Restructuring Documents. The execution and delivery of this Agreement and the other Restructuring Documents to which DHC and/or MergerSub is or will be a party and the performance of the obligations of each of DHC and MergerSub hereunder and under the other Restructuring Documents have been duly and validly authorized by all necessary proceedings on the part of such person and no other proceedings or actions on the part of such person, its Board of Directors, Board of Representatives, stockholders, or debtholders are necessary therefor. The execution, delivery and performance by each of DHC and MergerSub of this Agreement and the other Restructuring Documents to which DHC and/or MergerSub is or will be a party will not (i) violate any provision of (A) DHC's Restated Certificate of Incorporation or by-laws or other organizational documents, or (B) the organizational documents of Merger Sub, (ii) violate any provision of, or be an event that is (or with notice or the passage of time or both will result in) a violation of, or result in the acceleration of or entitle any party to accelerate (whether after the giving of notice or lapse of time or both) any obligation under, or result in the imposition of any Encumbrance upon, the assets or properties of DHC or its Subsidiaries pursuant to any mortgage, lien, lease, agreement, instrument, order, arbitration award, judgment, injunction, decree, permit or "employee benefit plan" (as defined in Section 3(3) of ERISA) to which DHC or its Subsidiaries is a party or by which DHC or its Subsidiaries is bound, that would, individually or in the aggregate, have a material adverse effect on DHC or that would prevent the consummation of any part of the Restructuring, or (iii) violate or conflict with any statute, rule or regulation applicable to DHC or its Subsidiaries or any of its assets or properties or any other material restriction of any kind or character to which DHC or its Subsidiaries is subject, that would, individually or in the aggregate, have a material adverse effect on DHC or would prevent the consummation of any part of the Restructuring. This Agreement has been, and each other Restructuring Document to which either DHC or MergerSub is or will be a party, will be, duly executed and delivered by such person and, assuming the due execution and delivery hereof and thereof by the other parties hereto and thereto, constitutes the legal, valid and binding obligation of such person, enforceable against such person in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting the rights and remedies of creditors generally and to general principles of equity (regardless of whether in equity or at law)."

      (d) The third sentence of Section 4.2 of the Original Agreement is hereby amended and restated in its entirety as follows:

                  "Except as set forth on Schedule 4.2, all shares of Restricted
            DHC Common Stock issuable pursuant to this Agreement are duly authorized and, when issued and delivered in accordance with this Agreement, will be validly issued, fully paid, nonassessable, and free of preemptive rights and issued to the Management Unitholders, free and clear of all Encumbrances."

      (e) Section 4.2 of the Original Agreement is hereby amended to add the following at the end thereof:

                  "All of the authorized limited liability company interests of
            MergerSub are issued and outstanding. Such common units have been duly authorized and validly issued, are fully paid and nonassessable, and are not subject to any preemptive rights. MergerSub was formed by DHC solely for the purposes of effecting the Merger and the other transactions contemplated hereby. Except as contemplated by this Agreement, MergerSub does not hold, nor has it held, any material assets or incurred any material liabilities nor has MergerSub carried on any business activities other than in connection with the Merger and the transactions contemplated by this Agreement."

      (f) Section 4.5 of the Original Agreement is hereby amended and restated in its entirety as follows:

                  "Approvals, Other Authorizations or Consents. Except as set
            forth on Schedule 4.5 and except for the Certificate of Merger, there are no registrations, filings, applications, notices, consents, approvals, orders, qualifications and waivers required to be made, filed, given or obtained by DHC or MergerSub with, to or from any person (including any Government Authority) in connection with the Restructuring except for those the failure to make, file, give or obtain which would not, individually or in the aggregate, have a material adverse effect on DHC or delay materially or prevent consummation of the Restructuring."

      (g) Section 4.7 of the Original Agreement is hereby amended and restated in its entirety as follows:

                  "Qualifications of DHC and MergerSub. Each of DHC and
            MergerSub is a "Citizen of the United States" within the meaning of
            Section 2 of the Shipping Act, and is qualified to enter into this Agreement and to acquire an ownership interest (whether direct or indirect) in marine vessels, and the provisions of the Shipping Act imposing restrictions upon transfers to persons other than Citizens of the United States (within the meaning of Section 2 of the Shipping Act) and any proclamations, orders or regulations thereunder are inapplicable to such person and the transactions contemplated hereby."

      (h) Section 4.15 of the Original Agreement is hereby amended and restated in its entirety as follows:

                  "No Outside Reliance. Notwithstanding anything contained in this Article IV or in any provision hereof, it is the explicit intent of each Party that neither DHC nor MergerSub is making any representation or warranty whatsoever, express or implied, beyond those expressly given in this Agreement."

      SECTION 1.8. REPRESENTATIONS AND WARRANTIES OF EACH PREFERRED UNITHOLDER AND MANAGEMENT UNITHOLDER. The introduction to Article V of the Original Agreement is hereby amended and restated in its entirety as follows: "Each Preferred Unitholder and Management Unitholder severally represents and warrants, solely as to itself, to DHC and MergerSub as follows:".

            SECTION 1.9. COVENANTS OF THE PARTIES.

      (a) Section 6.1 of the Original Agreement is hereby amended to (i) add the phrase "and MergerSub" after each occurrence of the phrase "each of ACL Holdings, ACL and DHC" contained therein, and (ii) add the following sentence at the end thereof: "Each Management Unitholder that does not furnish DHC with an IRS Form W-9 (or any similar form), if applicable, on the Closing Date, will furnish such form to DHC as soon as practicable following the Closing Date and no later than 5:00 p.m. on May 31, 2002."

            (b) Section 6.2(h) of the Original Agreement is hereby amended and restated in its entirety as follows: "ACL Holdings, ACL and their Subsidiaries shall not make or authorize any change in any of their organizational documents except for amendments to the Existing LLC Agreement that authorize this Agreement and the transactions contemplated hereby, including amendments that authorize the Merger and that permit the Management Unitholders to abandon the Units held by them to ACL Holdings."

      (c) Section 6.6(a) of the Original Agreement is hereby amended to delete the phrase "Exhibit F" and replace such phrase with the phrase "Exhibit E."

      (d) Section 6.6(b) of the Original Agreement is hereby amended and restated in its entirety as follows:

                  "DHC agrees to grant to each Management Unitholder, in
            consideration for their continuing employment with ACL, the number of shares of Restricted

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
            DHC Common Stock listed opposite such Management Unitholder's name on Schedule 6.6(b)."

      (e) Section 6.10 of the Original Agreement is hereby amended to delete the phrase "June 13, 2002" and replace such phrase with the phrase "June 15, 2002."

      SECTION 1.10.CONDITIONS TO DHC'S OBLIGATIONS TO CLOSE.

      (a) The heading to Article VIII of the Original Agreement is hereby amended and restated in its entirety as follows: "Conditions to DHC's and MergerSub's Obligations to Close."

      (b) The introduction to Article VIII of the Original Agreement is hereby amended and restated in its entirety as follows:

                  "The obligations of DHC and MergerSub to consummate the
            Restructuring shall be subject to the satisfaction or waiver by DHC and MergerSub, on or prior to the Closing Date, of all of the following conditions:"

      (c) Section 8.5 of the Original Agreement is hereby amended to delete the phrases "Exhibit J" and "Exhibit G" and replace such phrases with the phrases "Exhibit I" and "Exhibit F", respectively.

      SECTION 1.11.CONDITIONS TO OBLIGATIONS OF ACL HOLDINGS AND ACL TO CLOSE.

      (a) Section 9.1 of the Original Agreement is hereby amended to insert the phrase "and MergerSub" after (i) the phrase "The representations and warranties of DHC" and (ii) the phrase "and the covenants and agreements of DHC".

      (b) Section 9.4 of the Original Agreement is hereby amended and restated in its entirety as follows:

                  "Deliveries.  Each of the items identified in Section
            2.2(a)(i) hereof shall have been delivered by DHC and MergerSub to ACL Holdings and ACL."

      (c) Section 9.5 of the Original Agreement is hereby amended to delete the phrases "Exhibit J" and "Exhibit G" and replace such phrases with the phrases "Exhibit I" and "Exhibit F", respectively.

      SECTION 1.12. CONDITIONS TO PREFERRED UNITHOLDERS TO CLOSE.

      (a) Section 10.1 of the Original Agreement is hereby amended to insert the phrase "and MergerSub" after (i) the phrase "The representations and warranties of DHC" and (ii) the phrase "and the covenants and agreements of DHC".

      (b) Section 10.4 of the Original Agreement is hereby amended and restated in its entirety as follows:

                        "Deliveries. Each of the items identified in Section
                  2.2(a)(iii) hereof shall have been delivered by DHC to Brown and 399 Ventures."

      SECTION 1.13. CONDITIONS TO OBLIGATIONS OF MANAGEMENT UNITHOLDERS TO
CLOSE.

      (a) Section 11.1 of the Original Agreement is hereby amended to insert the phrase "and MergerSub" after (i) the phrase "The representations and warranties of (i) DHC" and (ii) the phrase "and the covenants and agreements of DHC".


                                  ARTICLE II
                                MISCELLANEOUS

      SECTION 2.1. MERGERSUB. MergerSub hereby agrees that upon execution of this Amendment, it shall become a party to the Original Agreement and shall be fully bound by, and subject to, all of the covenants, terms and conditions of the Original Agreement as though it were an original party thereto. Each Original Agreement Party hereby consents to the addition of MergerSub as a party to the Original Agreement.

      SECTION 2.2. CONSENTING COMMON UNITHOLDERS. Each Consenting Common Unitholder hereby agrees that upon execution of this Agreement, it shall become a party to the Original Agreement and shall be fully bound by, and subject to, all of the covenants, terms and conditions of the Original Agreement as though it were an original party thereto. Each Original Agreement Party hereby consents to the addition of each Consenting Common Unitholder as a party to the Original Agreement.

      SECTION 2.3. EFFECT ON ORIGINAL AGREEMENT. Except as expressly amended hereby, this Amendment shall not by implication or otherwise alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Original Agreement, which shall continue in full force and effect in accordance with the terms thereof. Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Original Agreement or in any other Restructuring Document (including any reference therein to "this Agreement," "hereunder," "hereof," "herein" or words of like import referring thereto) shall mean and be a reference to the Original Agreement as amended hereby.

      SECTION 2.4. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Parties. Copies of executed counterparts transmitted by telecopy, telefax or other electronic transmission service shall be considered original executed counterparts for purposes of this Section; provided, that receipt of originals and/or copies of such counterparts is thereafter confirmed.

      SECTION 2.5. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware without reference to the choice of law principles thereof, except for the internal matters of any corporation or limited liability company, as to which the corporate or limited liability company law of the jurisdiction of organization of such corporation or limited liability company shall apply.

      SECTION 2.6. HEADINGS; DEFINITIONS. The Section, Article and other headings contained in this Amendment are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Amendment. All references to Sections or Articles contained herein mean Sections or Articles of this Amendment unless otherwise stated. All capitalized terms defined herein are equally applicable to both the singular and plural forms of such terms.

      SECTION 2.7. INTERPRETATION. This Amendment shall be construed without regard to any presumption or rule requiring construction or interpretation against the Party drafting or causing any instrument to be drafted.

      SECTION 2.8. SEVERABILITY. Any provision hereof which is invalid or unenforceable in any jurisdiction shall be ineffective to the extent of such invalidity or unenforceability, without affecting in any way the remaining provisions hereof or the validity or enforceability of such provision in any other jurisdiction, unless such provision is a material term of the Restructuring. The Parties shall negotiate in good faith to replace any provision so held to be invalid or unenforceable so as to implement most effectively the transactions contemplated by such provision in accordance with the Parties' original intent and if the Parties are unable to reach agreement, then each Party shall have a right to terminate the Original Agreement as amended by this Amendment in accordance with the provisions of Article XII of the Original Agreement.

      SECTION 2.9. ACKNOWLEDGMENTS. The Parties acknowledge that all actions taken by ACL Holdings or ACL pursuant to this Amendment shall require the prior approval of their respective Board of Representatives.

      IN WITNESS WHEREOF, this Amendment has been signed by or on behalf of each of the Parties as of the date first above written.

                                   DANIELSON HOLDING CORPORATION

                                   By:
                                      ---------------------------------------
                                      Name:
                                      Title:

                                   ACLH ACQUISITION LLC

                                   By:
                                      ---------------------------------------
                                      Name:
                                      Title:

                                   AMERICAN COMMERCIAL LINES HOLDINGS LLC

                                   By:
                                      ---------------------------------------
                                      Name:
                                      Title:

                                   AMERICAN COMMERCIAL LINES LLC

                                   By:
                                      ---------------------------------------
                                      Name:
                                      Title:

                    [PREFERRED UNITHOLDER SIGNATURE PAGE]

                    [MANAGEMENT UNITHOLDER SIGNATURE PAGE]

                [CONSENTING COMMON UNITHOLDER SIGNATURE PAGE]

                                                                       EXHIBIT A

                     EXHIBIT J TO THE ORIGINAL AGREEMENT

                    FORM OF SURVIVING ENTITY LLC AGREEMENT

                                                                       EXHIBIT B

                     EXHIBIT K TO THE ORIGINAL AGREEMENT

                        FORM OF CERTIFICATE OF MERGER

                                                                       EXHIBIT C

                    SCHEDULE 2.1 TO THE ORIGINAL AGREEMENT

                                                                       EXHIBIT D

                  SCHEDULE 6.6(B) TO THE ORIGINAL AGREEMENT